AO "TexcHa63KcnopT" Bx. N2 006-05/2742-KT oT 28.04.2023 United States Enrichment Corporation A Centrus Energy Corp. Subsidiary John M.A. Donelson (301) 564-3402 phone Senior Vice President & Chief Marketing Officer (240) 630-7808 fax April 27, 2023 Business Confidential Proprietary Information Ms. Maria N. Vladimirova Deputy General Director for Commerce TENEX, Joint-Stock Company Ozerkovskaya nab., 28 bld. 3 Moscow, 115184, Russia Subject: Lease of ******* 30B Cylinders Dear Ms. Vladimirova: 1. ****** USEC shall, if agreed by TENEX by countersigning of this letter (“Letter Agreement”), lease to TENEX the **** Cylinders listed in Exhibit 1 (the “Cylinders 1”) and the **** Cylinders listed in Exhibit 2 (the “Cylinders 2”), in each case under the terms below of this Letter Agreement (“Lease”). 2. ***** 3. *****. 4. *****

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 2 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com *****. 5. *****. 6. *****. 7. ***** 8. TENEX shall only have the right to make use of the Cylinders in Cylinders 1 and 2 for the limited purpose of filling them with EUP at ***** and shipping them from the facility where they are filled through St. Petersburg, Russia directly to the United States for delivery to U.S. utility customers of TENEX at one or more of the following commercial nuclear fuel fabrication plants (each a “Plant” and collectively, the “Plants”): (a) the Richland nuclear fuel fabrication facility operated by Framatome, Inc. at 2101 Horn Rapids Road, Richland, Washington, 99354 USA; (b) the nuclear fuel fabrication facility operated by Global Nuclear Fuel – Americas at 3901 Castle Hayne Road, Wilmington, North Carolina, 28401 USA; or (c) the Columbia Fuel Fabrication Facility operated by Westinghouse Electric Company, LLC at 5801 Bluff Rd, Hopkins, South Carolina, 29061 USA. The Plants shall be the only destinations to which the EUP shall be transported in the Cylinders. Further, the Cylinders shall only be used by TENEX to transport EUP once. They may not be reused by TENEX or any other party prior to being returned to USEC under Paragraph 14. 9. *****

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 3 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com *****. 10. ***** 11. *****. 12. *****. 13. I*****. 14. ****. 15. Neither Party shall be obligated to *****. In consideration for the Lease of the Cylinders in Cylinders 1 and 2, TENEX agrees that, notwithstanding any contrary term of the TSC, *****. 16. In consideration of TENEX’s agreement to Paragraph 15, USEC hereby agrees to *****.

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 4 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com 17. TENEX warrants that all EUP in each of the Cylinders in Cylinders 1 and Cylinders 2 that are provided by USEC to TENEX under this Letter Agreement shall, upon import into the United States, be fully covered by an export limit (quota) allocated to TENEX under the Russian Uranium Suspension Agreement that has been unconditionally approved under contract and import approvals by the U.S. Commerce Department and that USEC shall not have to use the export limit (quota) allocated to USEC under the Russian Uranium Suspension Agreement for such EUP, including any heels left in the Cylinders after emptying. ***** 18. *****. (a) *****. (b) *****. 19. *****. 20. ***** (a) **** (b) *****. (c) *****

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 5 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com *****. (d) *****. (e) *****. 21. Warranties (a) USEC warrants that each Cylinder is ***** (b) TENEX hereby warrants the following with respect to the Cylinders in Cylinders 1 and Cylinders 2: (i) Each Cylinder shall only be employed in accordance with the U.S. Nuclear Regulatory Commission or Department of Transportation certificate or authorization applicable to the Cylinder. (ii) The Cylinders shall only be used for the purposes, and within the timing, set forth in Paragraphs 2 through 8 above. (iii) The EUP transported in the Cylinders shall be used solely to manufacture commercial nuclear fuel in the United States for U.S. commercial nuclear reactors;

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 6 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com (iv) The EUP and the Cylinders shall be used exclusively for peaceful, non-explosive and non-military purposes; (v) The Cylinders and any EUP they contain shall only be used in compliance with all applicable laws and regulations of the Russian Federation, the United States and any other country in which the Cylinders may be located or transit; (vi) The Cylinders, and any EUP they contain, shall only be used in compliance with the Russian Uranium Suspension Agreement (as defined in the TSC), as amended, and related authorities (such as Section 8118 of the Consolidated Security, Disaster Assistance, and Continuing Appropriations Act, 42 U.S.C. 2297h et seq. (2008), as amended by Section 2007 of the Consolidated Appropriations Act, 2021, and the Statement of Administrative Intent (Feb. 2, 2010)) and any other applicable restrictions, including sanctions, now in effect or that may be adopted in the future by the government of any country or international organization with jurisdiction over the matters set forth herein, including the U.S. and Russian governments. (c) *****. 22. *****. 23. *****. 24. *****: *****. 25. This Letter Agreement is executed as a stand-alone agreement and not as a supplement to the TSC. Except with respect to Paragraphs 15 and 16, which shall be considered modifications or waivers under Section 20.04 of the TSC, the TSC shall not be affected by this Letter Agreement. Any capitalized terms used, but not defined, in this Letter Agreement shall have the meanings ascribed to such terms in the TSC.

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 7 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com 26. This Letter Agreement shall be governed by and construed in accordance with the laws of New York, without reference to its conflict of laws rules. The U.N. Convention on Contracts for the International Sale of Goods shall not apply to this Letter Agreement. 27. Any controversy or claim arising out of or relating to this Letter Agreement, or the breach thereof, that is not resolved by mutual agreement shall be finally settled by arbitration in accordance with the Arbitration Rules of the International Chamber of Commerce. The seat of arbitration shall be New York, U.S.A or such other location as may be mutually agreed. The language to be used in the arbitral proceedings shall be English. The arbitrator(s) shall have the authority to grant specific performance. Neither Party shall invoke sovereign immunity in the arbitral proceedings or enforcement of any arbitral award. Each Party shall pay its own costs of arbitration, including the costs for its legal representation and assistance and costs of any experts or other witnesses utilized by such Party, and shall share equally the common costs for the arbitration, including any fees of the arbitrator. 28. Each Party shall treat this Letter Agreement, and any dispute resolution under Paragraph 27, as confidential, proprietary information, and shall not disclose any part of such information to any other person or entity, other than its officers, directors, or employees or the officers, directors or employees of its parent companies, or legal advisors, without the prior written consent of the other Party. Notwithstanding the foregoing, each Party may disclose such information to the extent required by applicable law or regulation or to comply with the Russian Uranium Suspension Agreement or applicable rules and regulations of the U.S. or Russian governments, or as may be required to enforce the Party’s rights or comply with such Party’s obligations, under this Letter Agreement, the Russian Uranium Suspension Agreement or applicable law. In making any permitted disclosure, the disclosing Party shall seek to minimize disclosure or secure a non-disclosure commitment for the disclose to the extent feasible. 29. This Letter Agreement shall be effective as of date on which TENEX has placed its signature in the space provided below and delivered a fully executed original to USEC. 30. This Letter Agreement may be executed in multiple counterparts, which taken together shall constitute an original without the necessity of both Parties signing the same page or the same documents, and may be executed by signatures to electronically transmitted counterparts in lieu of original documents. Signatures transmitted by electronic mail via a Portable Document Format (PDF) file shall be considered original signatures. Sincerely, ***** John M.A. Donelson

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 8 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com Agreed on behalf of TENEX, Joint-Stock Company ___******________________________ (signature) Maria N. Vladimirova _______________________________ (name) Deputy General Director for Commerce __________________________________ (title) April 28, 2023 __________________________________ (date)

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 9 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com Exhibit 1: List of Cylinders 1 Exhibit 1: List of Cylinders 1 ******

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 10 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com Exhibit 2: List of Cylinders 2 *********

Business Confidential Proprietary Information Ms. Maria N. Vladimirova April 27, 2023 Page 11 6901 Rockledge Drive, Suite 800, Bethesda, MD 20817-1867 T 301-564-3200 | F 240-630-7808 | centrusenergy.com Exhibit 3: Certificate from U.S. Internal Revenue Service